                                              EDISON INTERNATIONAL
                                            2007 Long-Term Incentives
                                              Terms and Conditions

1.      LONG-TERM INCENTIVES

  The long-term  incentive awards granted in 2007 ("LTI") for eligible  persons (each, a "Holder")  employed by
  Edison  International  ("EIX")  or its  participating  affiliates  (the  "Companies",  or  individually,  the
  "Company") include the following:

o       Nonqualified  stock  options to purchase  shares of EIX Common  Stock ("EIX  Options")  as described in
        Section 3;

o       Contingent EIX performance units ("Performance Shares") as described in Section 4; and

o       With respect to certain  eligible  persons,  restricted EIX stock units  ("Restricted  Stock Units") as described in Section 5.

  Each of the LTI awards will be granted  under the Equity  Compensation  Plan (the  "ECP") or,  after the 2007 annual meeting of the Company's  shareholders  (the "Annual  Meeting"),  the 2007 Performance  Incentive Plan
  (the "2007  Plan" and,  together  with the ECP,  the  "Plans");  provided,  however,  that no award  shall be granted  under the 2007 Plan  unless and until such plan is approved by the  Company's  shareholders  or such award is expressly granted subject to approval of the 2007 Plan by the Company's shareholders.

  The LTI shall be subject to these 2007 Long-Term  Incentives Terms and Conditions  (these  "Terms").  The LTI shall be administered by the  Compensation  and Executive  Personnel  Committee of the EIX Board of Directors
  (the "Committee").  The Committee shall have the  administrative  powers with respect to the LTI set forth in
  Section 3.2 of the ECP or Section 3.2 of the 2007 Plan, as applicable.

  In the event EIX grants LTI to a Holder,  the number of EIX Options,  Performance Shares and Restricted Stock
  Units (if any)  granted to the Holder will be set forth in a written  award  certificate  delivered by EIX to the Holder.

2.      VESTING OF LTI

2.1     EIX  Options.  The EIX Options  will vest over a four-year  period as  described in this Section 2 (the
        "Vesting  Period").  The effective  "initial  vesting date" will be January 2 of the year following the date of the  grant,  or six  months  after the date of the  grant,  whichever  date is  later.  The EIX
        Options will vest as follows:

               o  On the initial vesting date, one-fourth of the award will vest.

               o  On January 2, 2009, an additional one-fourth of the award will vest.

               o  On January 2, 2010, an additional one-fourth of the award will vest.

               o  On January 2, 2011, the balance of the award will vest.

2.2     Performance  Shares.  The  Performance  Shares  will vest and become  payable  to the extent  earned as determined  at the end of the  three-calendar-year  period  commencing  on January 1, 2007,  and ending
        December 31, 2009 (the "Performance Period"), subject to the provisions of Section 4.

2.3     Restricted Stock Units.  The Restricted Stock Units will vest and become payable on January 2, 2010.

2.4     Continuance of  Employment/Service  Required.  The vesting schedule  requires  continued  employment or service  through  each  applicable  vesting  date  as a  condition  to the  vesting  of the  applicable installment  of the LTI and the rights  and  benefits  thereunder.  Employment  or  service  for only a portion of the  vesting  period,  even if a  substantial  portion,  will not  entitle the Holder to any proportionate vesting or avoid or

   mitigate a  termination  of rights and benefits  upon or following a  termination  of employment or services except as provided in Section 8 below.

3.      EIX OPTIONS

3.1     Exercise  Price.  The exercise  price of an EIX Option stated in the award  certificate  is the closing price (in  regular  trading)  of a share of EIX  Common  Stock on the New York Stock  Exchange  for the
        effective date of the award.

3.2     Cumulative  Exercisability;  Term of Option.  The vested portions of the EIX Options will accumulate to the extent not exercised,  and be exercisable by the Holder subject to the provisions of this Section 3 and Sections 8 and 9, in whole or in part, in any subsequent period but not later than January 3, 2017.

3.3     Method of Exercise.  The Holder may exercise an EIX Option by  providing  written  notice to EIX on the form  prescribed by the Committee  for this  purpose,  or completion of such other EIX Option  exercise procedures  as EIX may  prescribe,  accompanied  by full  payment  of the  applicable  exercise  price.
        Payment must be in cash or its  equivalent  acceptable  to EIX. At the  discretion  of the Holder,  EIX
        Common Stock valued on the exercise  date at a per share price equal to the closing price of EIX Common
        Stock on the New York Stock  Exchange may be used to pay the exercise  price,  provided the Company can comply with any legal requirements.  A broker-assisted  "cashless" exercise may be accommodated for EIX
        Options at the  discretion  of EIX.  Until  payment is accepted,  the Holder will have no rights in the optioned  stock.  The  provisions  of Section 11 must be  satisfied  as a  condition  precedent  to the effectiveness of any purported exercise.

4.      PERFORMANCE SHARES

4.1     Performance  Shares.  Performance  Shares are EIX Common  Stock-based  units  subject to a  performance measure based on the percentile  ranking of EIX total shareholder return ("TSR") among the TSRs for the stocks comprising the Comparison Group (as defined below) over the entire  Performance  Period.  TSR is calculated using the average closing stock price for the relevant stock for the  20-trading-day  period ending with the measurement date (or the immediately  preceding  trading day if the measurement date is not a trading  day). A target number of  contingent  Performance  Shares will be awarded on the initial grant date.  The target number of  contingent  Performance  Shares will be increased by any  additional
        Performance  Shares created by "reinvestment"  of dividend  equivalents as provided in Section 4.4. The actual  amount of  Performance  Shares to be paid will  depend on EIX's TSR  percentile  ranking on the measurement  date.  If EIX's TSR is below the 40th  percentile,  no  Performance  Shares  will be paid.
        Twenty  five (25%) of the target  number of  Performance  Shares  will be paid if EIX's TSR  percentile ranking is at the 40th  percentile.  The target number of Performance  Shares will be paid if EIX's TSR rank is at the 50th  percentile.  Two times the target  number of  Performance  Shares  will be paid if
        EIX's  TSR  percentile  ranking  is  at  the  75th  percentile  or  higher.  The  payment  multiple  is interpolated  for  performance  between the points  indicated  in the  preceding  three  sentences on a straight-line basis.

        The "Comparison Group" consists of the stocks comprising the Philadelphia Utility Index as the index is constituted on the measurement date, but deleting AES Corporation and adding Sempra Energy (in each case, if such stock is publicly traded on the measurement date), and adjusted as described below if there are less than 20 companies in such index as so adjusted on the measurement date.  If the
        Comparison Group consists of less than 20 stocks on the measurement date, the stock with the median
        TSR for the entire Performance Period (or, if there are an even number of stocks in the Comparison
        Group before giving effect to this sentence, a stock deemed to have a TSR equal to the average TSR of the two stocks in the Comparison Group that fall in the middle of such group when ranked based on TSR for the entire Performance Period) shall be added back to the Comparison Group a sufficient number of times to bring the stocks comprising the Comparison Group to 20.  (For purposes of clarity, if there are only 17 stocks in the Comparison Group before giving effect to the preceding sentence, the stock with the median TSR for the entire Performance Period will be added back to the Comparison Group a total of three times to bring the stocks comprising the Comparison Group to 20.)

4.2     Measurement  Date. The performance  measurement date will be the last day of the Performance  Period on which the New York  Stock  Exchange  is open for  trading.  As of that  date,  the  applicable  payment multiple

  will be determined as provided in Section 4.1 above based on the EIX TSR percentile  ranking  achieved during the Performance Period.

o       Payment of Performance  Shares.  Fifty percent of the  Performance  Shares that are earned  pursuant to
        Section  4.1 (plus any  fractional  shares)  will be paid in cash.  The  remainder  of the  Performance
        Shares  earned will be paid on a  one-for-one  basis in EIX Common Stock under the ECP or 2007 Plan, as applicable.  The value of each  Performance  Share paid in cash will be equal to the closing  price per share of EIX Common Stock on the New York Stock Exchange for the  measurement  date. The cash and stock payable for the earned  Performance  Shares will be delivered  within 30 days  following the end of the
        Performance  Period. The Performance  Shares are subject to termination and other conditions  specified in Sections 8 and 9, and to the provisions of Section 11.

o       Dividend  Equivalent  Reinvestment.  For each  dividend on EIX Common  Stock for which the  ex-dividend date falls within the  Performance  Period,  the Holder of Performance  Shares will be credited with an additional number of target  contingent  Performance  Shares.  The additional number of shares added on each  ex-dividend date will be equal to (i) the per-share cash dividend paid by EIX on its Common Stock with  respect  to the  related  ex-dividend  date,  multiplied  by (ii) the  Holder's  number of target
        Performance Shares (including any additional target  Performance Shares previously  credited under this
        Section  4.4),  divided  by (iii)  the  closing  price of a share of EIX  Common  Stock on the  related ex-dividend  date. Any target  Performance  Shares added  pursuant to the foregoing  provisions of this
        Section 4.4 will be subject to the same vesting,  payment,  termination and other terms, conditions and restrictions as the original target Performance  Shares to which they relate (including  application of the TSR payment  multiple as contemplated by Section 4.1). No target  Performance  Shares will be added pursuant to this Section 4.4 with respect to any target  Performance  Shares  which,  as of the related ex-dividend date, have either become payable pursuant to Section 4.3 or terminated  pursuant to Section
        8.

5.      RESTRICTED STOCK UNITS

o       Restricted  Stock Units.  Restricted  Stock Units are EIX Common  Stock-based  units that vest based on the  passage of time.  As soon as  administratively  practical  following  January  2,  2010,  EIX will deliver to the Holder a number of shares of EIX Common  Stock equal to the number of  Restricted  Stock
        Units that have vested,  except that if the  Restricted  Stock Units vest pursuant to Section 8.3, 8.4,
        8.5 or 9, the  Restricted  Stock Units will become  payable  immediately  upon vesting.  The Restricted
        Stock Units are subject to termination and other  conditions  specified in Sections 8 and 9, and to the provisions of Section 11.

o       Dividend  Equivalent  Reinvestment.  For each dividend declared on EIX Common Stock with an ex-dividend date on or after  the date an award of  Restricted  Stock  Units  is  granted  and  before  all of such
        Restricted Stock Units either have become payable  pursuant to Section 5.1 or have terminated  pursuant to Section 8, the Holder of such award will be credited with an additional  number of Restricted  Stock
        Units equal to (i) the  per-share  cash  dividend  paid by EIX on its Common  Stock with respect to the related  ex-dividend  date,  multiplied by (ii) the total number of outstanding  and unpaid  Restricted
        Stock Units (including any Restricted  Stock Units previously  credited under this Section 5.2) subject to such award as of such ex-dividend date,  divided by (iii) the closing price of a share of EIX Common
        Stock on the related  ex-dividend date. Any additional  Restricted Stock Units credited pursuant to the foregoing provisions of this Section 5.2 will be subject to the same vesting, payment,  termination and other terms,  conditions and restrictions as the original  Restricted Stock Units to which they relate;
        provided,  however,  that the Committee  shall retain  discretion to pay any Restricted  Stock Units in cash rather than shares of EIX Common  Stock if and to the extent that  payment in shares  would exceed the applicable share limits of the ECP or the 2007 Plan, as applicable,  with any fractional  shares to be paid in cash.  No  crediting  of  Restricted  Stock Units will be made  pursuant to this Section 5.2 with respect to any Restricted Stock Units which, as of the related  ex-dividend date, have either been paid pursuant to Section 5.1 or terminated pursuant to Section 8.

1.      DELAYED PAYMENT OR DELIVERY OF LTI GAINS

  Notwithstanding  any  other  provision  herein,  Holders  who are  eligible  to defer  salary  under  the EIX
  Executive  Deferred  Compensation  Plan (the "EDCP") may irrevocably  elect to defer receipt of all or a part of the cash  payable  in  respect  of the  portion  of earned  Performance  Shares  that are  payable in cash pursuant to the terms of

  the EDCP.  To make such an election,  the Holder must submit a signed  agreement in the form approved by, and in advance of the applicable  deadline  established  by, the Committee.  In the event of any timely  deferral election,  the LTI with respect to which the deferral  election was made shall be paid in accordance with the terms of the EDCP.

2.      TRANSFER AND BENEFICIARY

o       Limitations  on  Transfers.  Except  as  provided  below  and  in  Section  11,  the  LTI  will  not be transferable by the Holder and, during the lifetime of the Holder,  the LTI will be exercisable only by him or her.  The  Holder  may  designate  a  beneficiary  who,  upon the death of the  Holder,  will be entitled  to exercise  the then  vested  portion of the LTI during the  remaining  term  subject to the provisions of the Plans and these Terms.

o       Exceptions.  Notwithstanding  the foregoing,  the LTI of the CEOs of EIX,  Edison  Mission  Group,  and
        Southern  California  Edison Company,  and the EVPs of EIX, are  transferable to a spouse,  children or grandchildren,  or trusts or other vehicles  established  exclusively  for their benefit.  Any transfer request  must  specifically  be  authorized  by EIX in writing and shall be subject to any  conditions, restrictions or requirements as the Committee may determine.

3.      TERMINATION OF EMPLOYMENT

o       General.  In the event of  termination  of the employment of the Holder for any reason other than those specified in Sections  8.2, 8.3 or 8.4, the LTI will  terminate as follows:  (i) the Holder's  unvested
        EIX Options  will  terminate  for no value on the date such  employment  terminates,  (ii) the Holder's vested  EIX  Options  will  terminate  for no value  180 days  from the date on which  such  employment terminated  (or,  if  earlier,  on the last day of the  applicable  EIX Option  term) to the extent not theretofore exercised,  (iii) the Holder's unearned Performance Shares will terminate for no value, and
        (iv) the Holder's  unvested  Restricted Stock Units will terminate for no value. Any fractional  vested
        EIX Options will be rounded up to the next whole share.

o       Retirement.  If the Holder terminates  employment on or after the first day of the month in which he or she (A) attains age 65 or (B)  attains age  61 with five "years of service," as that term is defined in the Edison  401(k)  Savings  Plan,  then the vesting and exercise  provisions  of this Section 8.2 will apply.

(A)     EIX Options. The EIX Options will vest; provided,  however,  that in the event the Holder's termination of employment  occurs within one year following the date the  applicable EIX Option is granted,  the portion of the option that vests upon the Holder's  Retirement  will be prorated by multiplying  the total  number of shares  subject to the option by a fraction,  the  numerator  of which shall be the number of whole  months in the  calendar  year of grant that the Holder was  employed by one or more of the  Companies,  and the  denominator of which shall be twelve (12). In no event shall the Holder be credited with services  performed  during any portion of a calendar  month (even if a substantial portion) if the Holder is not employed by one of the  Companies as of the last day of such  calendar month.  The portion of the option not  eligible to vest  following  the  Holder's  Retirement  after giving effect to the proration  described in the preceding two sentences  shall  terminate  upon the
           Holder's  Retirement,  and the Holder shall have no further  rights with respect to such  terminated portion.  Any  fractional  EIX Options  vested under this Section 8.2 will be rounded up to the next whole  number.  Although  vested  upon  Retirement,  the  options  will  become  exercisable  on the schedule  under  which they would have been  vested had the Holder not  retired  (one-fourth  of the option grant on the  effective  initial  vesting date  (January 2, 2008 or six months after the date of grant,  whichever  is later) and an  additional  one-fourth  on January 2, 2009,  2010 and 2011), except that if the Holder  dies,  the  then-outstanding  portion of the option  will be  immediately exercisable  as of the date of the Holder's  death.  In the event  pro-rated  vesting is required in connection  with the  Holder's  Retirement,  the  portion of the option  that does vest will  become exercisable  first on the effective  initial  vesting date (up to the maximum  number of shares that would have become  exercisable  on that date had no  termination  of employment  occurred) and so on until the vested  portion of the option  becomes  exercisable,  except that if the Holder dies,  the then-outstanding  portion  of the  option  will be  immediately  exercisable  as of the  date of the
           Holder's death. Once exercisable,  EIX Options will remain  exercisable as provided in Section 3 for the remainder of the original EIX Option term.

(B)     Performance  Shares.  The Performance Shares will vest and become payable at the end of the Performance
           Period to the extent  they would have  vested and  become  payable if the  Holder's  employment  had continued through the last day of the Performance Period;  provided,  however,  that if the Holder's
           Retirement  occurs  within  one year  following  the  date the  applicable  Performance  Shares  are granted,  the portion of the  Performance  Shares that will vest and become  payable  will equal (i)
           the portion  that would have vested and become  payable if the  Holder's  employment  had  continued
           through the last day of the  Performance  Period,  multiplied  by (ii) a fraction,  the numerator of which  shall be the  number of whole  months  in the  calendar  year of grant  that the  Holder  was employed by one or more of the  Companies,  and the  denominator  of which shall be twelve (12). For this  purpose,  the number of "whole  calendar  months"  shall be  calculated as provided in Section
           8.2(A)  above.  Performance  Shares will be payable to the Holder on the payment  date  specified in
           Section  4 to the  extent  of the  EIX TSR  ranking  achieved  as  specified  in  Section  4.1.  Any fractional  Performance  Shares  vested  under this Section 8.2 will be rounded up to the next whole number.  Any unvested  Performance  Shares (after  application of the foregoing vesting  provisions)
           will terminate for no value.

(C)     Restricted  Stock  Units.  The  Restricted  Stock Units will vest and become  payable  January 2, 2010;
           provided,  however,  that in the event the Holder's termination of employment occurs within one year following the date the applicable  Restricted Stock Unit award is granted,  the number of Restricted
           Stock  Units that vests upon the  Holder's  Retirement  will be prorated  by  multiplying  the total number of Restricted  Stock Units  subject to the award by a fraction,  the numerator of which shall be the number of whole months in the  calendar  year of grant that the Holder was employed by one or more of the  Companies,  and the  denominator  of which shall be twelve (12).  In no event shall the
           Holder be  credited  with  services  performed  during any  portion of a calendar  month  (even if a substantial  portion) if the Holder is not  employed by one of the  Companies  as of the last day of such calendar  month.  Any fractional  Restricted  Stock Units vested under this Section 8.2 will be rounded up to the next whole  number.  Any unvested  Restricted  Stock Units (after  application  of the foregoing vesting provisions) will terminate for no value.

o       Death or  Disability.  If the  Holder's  employment  terminates  due to death or  permanent  and  total disability, the provisions of this Section 8.3 will apply.

(D)     EIX  Options.  Any  unvested EIX Options will  immediately  vest.  The EIX Options will be  exercisable immediately as of the date of such  termination  and will remain  exercisable as provided in Section
           3 for the remainder of the original EIX Option term.

(E)     Performance  Shares.  The Performance Shares will vest and become payable at the end of the Performance
           Period to the extent  they would have  vested and  become  payable if the  Holder's  employment  had continued through the last day of the Performance Period.

(F)     Restricted Stock Units.  Any unvested Restricted Stock Units will immediately vest and become payable.

o       Involuntary  Termination Not for Cause. Upon involuntary  termination of the Holder's employment by his or her employer not for cause, the provisions of this Section 8.4 shall apply.

(i)     EIX Options.  Unvested EIX Options will vest to the extent  necessary to cause the aggregate  number of shares  subject  to vested EIX  Options  (including  any  shares  acquired  pursuant  to  previously exercised EIX Options) to equal the number of shares  granted  multiplied by a fraction (not greater than 1), the  numerator  of which is the number of weekdays in the period from January 1 of the year of grant of the award  through the  one-year  anniversary  of the  Holder's  last day of  employment prior to  termination  of the Holder's  employment,  and the  denominator  of which is the number of weekdays in the four  calendar  years  2007-2010.  The Holder will have one year  following the date of  termination  in which to  exercise  the EIX  Options,  or until the end of the EIX Option  term, whichever  occurs  earlier,  except  that if the Holder  qualifies  for  Retirement  (as  defined in
           Section 8.2) the EIX Options will become  exercisable  on the schedule  specified in Section 8.2 and will remain  exercisable  for the  remainder of the original  EIX Option term.  The Holder's  vested options  will  terminate  for no value  at the end of such  period  to the  extent  not  theretofore exercised.  The  portion  of the  option not  eligible  to vest  following  the  termination  of the
           Holder's employment after giving effect to the proration

         described in this Section 8.4(A) shall terminate upon the termination of the Holder's employment,  and the Holder shall have no further  rights with respect to such  terminated  portion.  Any fractional EIX
        Options vested under this Section 8.4 will be rounded up to the next whole number.

(ii)     Performance  Shares.  The Performance  Shares will vest to the extent necessary to cause the number of vested  Performance  Shares to equal the target  number of  Performance  Shares  granted  (including
           Performance  Shares added as provided in Section  4.4)  multiplied  by a fraction  (not greater than
           1),  the  numerator  of  which is the  number  of  weekdays  the  Holder  was  employed  by EIX or a subsidiary  from  January 1 of the year of grant of the award  through the one-year  anniversary  of the  Holder's  last day of  employment  prior to  termination  of the Holder's  employment,  and the denominator of which is the number of weekdays in the three calendar  years  2007-2009.  Such vested
           Performance  Shares will be payable to the Holder on the payment date  specified in Section 4 to the extent of the EIX TSR  ranking  achieved  as provided in Section  4.1.  Any  fractional  Performance
           Shares  vested  under this  Section 8.4 will be rounded up to the next whole  number.  Any  unvested
           Performance  Shares (after  application of the foregoing  vesting  provisions) will terminate for no value as of the date of the Holder's termination of employment.

(iii)   Restricted  Stock  Units.  The  Restricted  Stock Units will vest to the extent  necessary to cause the aggregate  number of vested  Restricted  Stock Units to equal the number of  Restricted  Stock Units granted  (including  any  Restricted  Stock Units added as provided in Section 5.2)  multiplied by a fraction  (not greater than 1), the  numerator of which is the number of weekdays in the period from
           January 1 of the year of grant of the award  through the one-year  anniversary  of the Holder's last day of employment prior to termination of the Holder's  employment,  and the denominator of which is the number of weekdays  in the four  calendar  years  2007-2010.  Any  fractional  Restricted  Stock
           Units  vested  under this  Section  8.4 will be rounded up to the next whole  number.  Any  unvested
           Restricted Stock Units (after  application of the foregoing  vesting  provisions) will terminate for no value as of the date of the Holder's  termination of employment.  Vested  Restricted  Stock Units will be paid as soon as administratively feasible following the date employment terminated.

5.2     Effect of Change of  Employer.  For purposes of the LTI only,  involuntary  termination  of  employment will be deemed to occur on the date the  Holder's  employing  company  is no longer a member of the EIX controlled  group of  corporations  as defined in Section  1563(a) of the  Internal  Revenue  Code (the
        "Code"),  regardless of whether  Holder's  employment  continues with that entity or a successor entity outside of the EIX  controlled  group.  A  termination  of  employment  will not be deemed to occur for purposes of the LTI if a Holder's  employment by one EIX Company terminates but immediately  thereafter the Holder is employed by another EIX Company.

6.      CHANGE IN CONTROL; EARLY TERMINATION OF LTI

  Notwithstanding  any other  provision  herein,  in the event of a Change in  Control  of EIX (as  defined  in
  Section 9.4), the provisions of this Section 9 will apply.

6.1     EIX Options.  Upon (or, as may be necessary to effect the acceleration,  immediately prior to) a Change in Control of EIX,  all  outstanding  and unvested  EIX Options  will become  fully  vested;  provided, however,  that such acceleration  provision will not apply,  unless otherwise expressly provided by the
        Committee,  with respect to any EIX Options to the extent the  Committee  has made a provision  for the substitution,  assumption,  exchange or other continuation or settlement of the EIX Options, or the EIX
        Options  would  otherwise  continue in  accordance  with their  terms,  in the  circumstances.  Any EIX
        Options that become vested  pursuant to this Section 9.1 or are otherwise  vested shall  terminate upon the  related  Change in Control  of EIX;  provided  that the  Holder of such EIX  Option  will be given reasonable  advance notice of the impending  termination and a reasonable  opportunity to exercise such
        EIX Option in  accordance  with its terms  before such  termination  (except that in no event will more than 10 days' notice of the accelerated  vesting and impending  termination be required);  and provided further,  that the  Committee  may  provide for such EIX  Option,  to the extent  such  option  remains outstanding  and  unexercised,  to be settled by a cash payment to the Holder of such option based upon the distribution or consideration  payable to the holders of the EIX Common Stock upon or in respect of such event, such cash payment to be made as soon as practicable after the Change in Control of EIX.

6.2     Performance  Shares.  Upon a Change in  Control of EIX,  the  Performance  Period  for all  outstanding
        Performance  Shares will be  shortened so that the  Performance  Period will be deemed to have ended on the last day prior to such  Change in Control of EIX,  and the  Performance  Shares  that will vest and become payable will be determined in accordance  with Section 4.1 based on such  shortened  Performance
        Period;  provided,  however, that this provision will not apply, unless otherwise expressly provided by the Committee,  with respect to any Performance Shares to the extent the Committee has made a provision for the  substitution,  assumption,  exchange or other  continuation  or settlement of the  Performance
        Shares,  or the  Performance  Shares would  otherwise  continue in accordance  with their terms, in the circumstances.  Any Performance  Shares that become subject to a shortened  Performance Period pursuant to this Section 9.2 shall be paid,  to the extent such  Performance  Shares  become  vested and payable after  giving  effect to the first  sentence of this  Section 9.2, to the Holder in cash within 30 days after the date of the Change in  Control of EIX,  and any such  Performance  Shares  that do not become vested and payable shall terminate for no value as of the date of the Change in Control of EIX.

6.3     Restricted Stock Units.  Upon (or, as may be necessary to effect the  acceleration,  immediately  prior
        to) a Change in Control of EIX, all outstanding and unvested  Restricted  Stock Units will become fully vested; provided,  however, that such acceleration provision will not apply, unless otherwise expressly provided by the Committee,  with respect to any Restricted  Stock Units to the extent the Committee has made a provision for the substitution,  assumption, exchange or other continuation or settlement of the
        Restricted  Stock Units,  or the Restricted  Stock Units would  otherwise  continue in accordance  with their terms, in the circumstances.

6.4     Other  Acceleration  Rules.  Any  acceleration  of LTI  pursuant  to this  Section 9 will  comply  with applicable  legal  requirements  and, if necessary to accomplish the purposes of the acceleration or if the circumstances  require, may be deemed by the Committee to occur within a limited period of time not greater  than 30 days prior to the Change in Control of EIX.  Without  limiting the  generality  of the foregoing,  the Committee may deem an acceleration to occur  immediately  prior to the applicable event and/or reinstate the original terms of a LTI if the event giving rise to acceleration does not occur.

6.5     Definition  of Change in Control of EIX. A "Change in Control of EIX" shall be deemed to have  occurred as of the  first  day,  after  the date of grant of the  award,  that any one or more of the  following conditions shall have been satisfied:

(A)     Any Person (other than a trustee or other fiduciary  holding  securities under an employee benefit plan of EIX) becomes the  Beneficial  Owner,  directly or indirectly,  of securities of EIX  representing thirty  percent  (30%) or more of the combined  voting power of EIX's then  outstanding  securities.
           For  purposes  of this  clause,  "Person"  shall mean any  individual,  entity or group  (within the meaning of Section  13(d)(3) or 14(d)(2) of the  Securities  Exchange  Act of 1934,  as amended (the
           "Exchange  Act"),  except  that  such term  shall not  include  one or more  underwriters  acquiring newly-issued  voting  securities (or securities  convertible into voting  securities)  directly from
           EIX with a view towards  distribution;  and the term "Beneficial  Owner" shall mean as defined under
           Rule 13d-3 promulgated under the Exchange Act.

(B)     On any day after the date of grant (the "Reference Date") Continuing  Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

           (i) was a member of the Board on the applicable Initial Date (an "Initial Director"); or

           (ii)       was elected to the Board,  or was  nominated  for  election by EIX's  shareholders,  by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

           A member of the Board who was not a director on the  applicable  Initial  Date shall be deemed to be an Initial  Director  for purposes of clause (b) above if his or her  election,  or  nomination  for election by EIX's  shareholders,  was approved by a vote of at least two-thirds (2/3) of the Initial
           Directors  (including  directors  elected  after the  applicable  Initial  Date who are deemed to be
           Initial  Directors by application of this  provision) then in office.  For these purposes,  "Initial
           Date"  means  the later of (A) the date of grant or (B) the date that is two  (2) years  before  the
           Reference Date.

(C)     EIX is  liquidated;  all or  substantially  all of EIX's  assets are sold in one or a series of related transactions;  or  EIX  is  merged,  consolidated,  or  reorganized  with  or  involving  any  other corporation,  other  than a merger,  consolidation,  or  reorganization  that  results in the voting securities  of EIX  outstanding  immediately  prior  thereto  continuing  to  represent  (either  by remaining  outstanding or by being  converted into voting  securities of the surviving  entity) more than fifty  percent  (50%) of the  combined  voting power of the voting  securities  of EIX (or such surviving entity)  outstanding  immediately  after such merger,  consolidation,  or  reorganization.
           Notwithstanding  the  foregoing,  a  bankruptcy  of EIX or a sale or spin-off of an affiliate of EIX
           (short of a dissolution of EIX or a liquidation  of  substantially  all of EIX's assets,  determined on an aggregate basis) will not constitute a Change in Control of EIX.

(D)     The consummation of such other transaction that the Board may, in its discretion in the  circumstances, declare to be a Change in Control of EIX for purposes of the Plans.

7.      ENGAGING IN COMPETITION WITH EIX OR ITS AFFILIATES

  In the event that a Holder who is at the level of Senior  Vice  President  or above  "competes"  (as  defined below) with any of the Companies prior to, or during the six-month period  following,  any exercise of an EIX
  Option,  the  Committee,  in its sole  discretion,  may  rescind  such  exercise  within two years after such exercise.  In the event of any such  rescission,  the Holder  shall pay to EIX,  or the  Company by which the
  Holder is or was last  employed,  the amount of any gain  realized as a result of the  rescinded  exercise in such manner and on such terms and  conditions as the Committee may require,  and EIX or such Company shall be entitled  to  set-off  the  amount of any such gain  against  any  amount  owed to the  Holder by EIX or such
  Company.  For purposes of this Section 10,  "compete"  shall mean the Holder's  rendering of services for any organization,  or engaging  directly or  indirectly in any business that competes with the business of EIX or any of the Companies without the prior written consent of the General Counsel of EIX.

8.      TAXES AND OTHER WITHHOLDING

  Upon any exercise, vesting, or payment of any LTI, the Company shall have the right at its option to:

o       require the Holder (or the Holder's personal representative or beneficiary,  as the case may be) to pay or provide for  payment of at least the  minimum  amount of any taxes which the Company may be required to withhold with respect to such LTI event or payment; or

o       deduct  from  any  amount  otherwise   payable  in  cash  to  the  Holder  (or  the  Holder's  personal representative  or  beneficiary,  as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

    To the  extent  that the  receipt,  exercise  and/or  vesting of any LTI  requires  tax  withholding  and a sufficient  amount of cash (not otherwise  deferred) is not generated  from the  underlying  transaction to satisfy such withholding  obligations,  EIX shall (except as provided below)  substitute a cash award for a number of shares of Common  Stock  otherwise  issuable  pursuant  to the LTI,  rounded up to the next whole share for  fractional  shares,  valued in a consistent  manner at their fair market value as of the date of
    such  receipt,   exercise  and/or  vesting  transaction,   necessary  to  satisfy  the  minimum  applicable
    withholding  obligation in connection  with such  transaction  to the extent that such  withholding  amount exceeds the amount of cash generated  from the underlying  transaction  and not otherwise  deferred.  In no event shall the shares  withheld  exceed the minimum  whole number of shares  required for tax  withholding under  applicable law. If for any reason EIX cannot or elects not to satisfy such  withholding  obligations in such manner,  the Company shall have the right to satisfy such withholding  obligations,  or require the
    Holder to satisfy such withholding obligations, as otherwise provided above.

    To the extent that the receipt,  exercise  and/or vesting of any LTI requires  Garnishment  Payments by the
    Company,  and a sufficient  amount of cash is not generated by the  underlying  transaction  to satisfy the
    Garnishment Payment  obligations  arising from such transaction,  the Company shall substitute a cash award for a number of shares of Common  Stock  otherwise  issuable  pursuant  to the LTI,  rounded up to the next whole  share for  fractional  shares,  having a fair market  value on the payment  date equal to the amount
    required  by  any  Garnishment,   less  any  cash  received  and  not  deferred  in  connection  with  such
    transaction.   For this purpose,

    "Garnishment"  means  garnishment  orders,  levies,  and other  assessments  imposed by legal authority and
    "Garnishment Payments" means payments required by the Company pursuant to any such Garnishment.

9.      CONTINUED EMPLOYMENT

    Nothing  in the award  certificate  or these  Terms  will be deemed  to confer on the  Holder  any right to continue  in the  employ  of any  Company  or  interfere  in any way with the  right  of the  Companies  to terminate his or her employment at any time.

10.     INSIDER TRADING; SECTION 16

10.1    Insider  Trading.  Each Holder shall comply with all EIX notice,  trading and other policies  regarding transactions  in and involving EIX securities  (including,  without  limitation,  policies  prohibiting insider trading).

10.2    Section 16. If an LTI is granted to a person who later  becomes  subject to the  provisions  of Section
        16 of the Exchange Act ("Section  16"), the LTI will  immediately and  automatically  become subject to the  requirements  of Rule 16b-3(d)  and/or  16b-3(e) ( the "Rule") and may not be  exercised,  paid or transferred  until the Rule has been  satisfied.  In its sole  discretion,  the  Committee may take any action to assure  compliance  with the  requirements  of the Rule,  including  withholding  delivery to
        Holder  (or  any  other  person)  of any  security  or of any  other  payment  in any  form  until  the requirements  of the Rule have been  satisfied.  The  Secretary  of EIX may waive  compliance  with the requirements  of the Rule if he or she determines  the  transaction to be exempt from the provisions of paragraph (b) of Section 16.

10.3    Notice of  Disposition.  The Holder  agrees  that if he or she should  plan to dispose of any shares of stock  acquired on the exercise or payment of LTI awards  (including a disposition  by sale,  exchange, gift or  transfer  of legal  title)  and the  Holder  is a person  who is  requested  to  preclear  EIX securities transactions, the Holder will notify EIX prior to such disposition.

11.     AMENDMENT

  The LTI are subject to the terms of the ECP and 2007 Plan,  as  applicable,  and as each may be amended  from time to  time.  EIX  reserves  the  right to amend  these  Terms  from  time to time to the  extent  that EIX reasonably  determines that the amendment is necessary or advisable to comply with applicable  laws, rules or regulations  or to  preserve  the  intended  tax  consequences  of the  applicable  LTI  (including,  without limitation,  compliance with Section 409A of the Code and regulations thereunder,  to the extent that Section
  409A is  applicable to the LTI).  The LTI may not  otherwise be amended or terminated  (by amendment to or of a Plan or  otherwise)  in any manner  materially  adverse to the  rights of the  Holder of the  affected  LTI without such Holder's consent.

12.     MISCELLANEOUS  [Add 409A paragraph]

12.1    Force and Effect.  The various  provisions  herein are severable in their entirety.  Any  determination of invalidity or  unenforceability of any one provision will have no effect on the continuing force and effect of the remaining provisions.

12.2    Governing Law.  These Terms will be construed under the laws of the State of California.

12.3    Notice.  Unless  waived by EIX,  any notice  required  under or relating to the LTI must be in writing, with postage prepaid,  addressed to: Edison  International,  Attn: Corporate  Secretary,  P.O. Box 800,
        Rosemead, CA 91770.

12.4    Construction.  These Terms shall be  construed  and  interpreted  to comply  with  Section  409A of the
        Code.  Additionally,  when any  provision of this document  refers to a date,  and that date falls on a holiday or weekend,  the date shall be deemed to be the next  succeeding  business day, except that the last day of the  Performance  Period  shall occur on December 31, 2009.  Any  determination  of trading price or fair market value for purposes of these Terms shall be made  consistent  with the  resolutions adopted by the EIX Board of  Directors  on July 19,  2001  entitled  "Fair  Market  Value  Measure  for
        Equity-Based Awards."

12.5    Transfer  Representations.  The Holder agrees that any securities  acquired by him or her hereunder are being  acquired  for his or her own  account  for  investment  and  not  with a view to or for  sale in connection with any  distribution  thereof and that he or she understands  that such securities may not be sold, transferred,  pledged,  hypothecated,  alienated, or otherwise assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule
        144 or another applicable exemption under such act.

12.6    Award Not Funded.  The Holder will have no right or claim to any specific funds,  property or assets of the Companies as to any award of LTI.

12.7    Section  409A.  Notwithstanding  any  provision  of these  Terms to the  contrary,  if the  Holder is a
        "specified  employee" as defined in Section  409A of the Code,  the Holder shall not be entitled to any payment with respect to any LTI subject to Section 409A upon a termination  of the Holder's  employment until the earlier of (a) the date which is six (6) months after the Holder's  termination of employment for any reason  other than the  Holder's  death,  or (b) the date of the  Holder's  death.  Any amounts otherwise  payable to the Holder  following a termination  of the Holder's  employment  that are not so paid by reason of this  Section  15.7 shall be paid as soon as  practicable  after the date that is six
        (6) months after the termination of the Holder's  employment (or, if earlier,  the date of the Holder's death).  The  provisions  of this  Section  15.7 shall only apply if, and to the  extent,  required  to comply with Section 409A of the Code.